UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                            INVESTMENT COMPANIES

                Investment Company Act file number:  811-09329

                   ALLIANCEBERNSTEIN HEALTH CARE FUND, INC.

              (Exact name of registrant as specified in charter)

            1345 Avenue of the Americas, New York, New York 10105
             (Address of principal executive offices) (Zip code)

                               Mark R. Manley
                       Alliance Capital Management L.P.
                         1345 Avenue of the Americas
                          New York, New York 10105
                   (Name and address of agent for service)

      Registrant's telephone number, including area code:  (800) 221-5672

                   Date of fiscal year end:  June 30, 2004

                   Date of reporting period:  June 30, 2004


ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


AllianceBernstein Health Care Fund


Specialty Equity


Annual Report--June 30, 2004


_______________________________________________________________________________


Investment Products Offered

  Are Not FDIC Insured
  May Lose Value
  Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "proxy voting policies and procedures" link on the left side of the page), or by going to the Securities and Exchange Commission's web site at www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.


_______________________________________________________________________________


AUGUST 18, 2004


ANNUAL REPORT
This report provides management's discussion of fund performance for AllianceBernstein Health Care Fund (the "Fund") for the annual reporting period ended June 30, 2004.

INVESTMENT OBJECTIVE AND POLICIES
This open-end fund seeks capital appreciation and, secondarily, current income. The Fund invests substantially all of its assets in securities issued by companies principally engaged in health care and health care-related industries. The Fund seeks to benefit from capital appreciation opportunities in emerging technologies and services in health care industries by investing in companies which are expected to profit from the development of new products and services for these industries. The Fund invests primarily in the equity securities of U.S. companies and may invest up to 40% of its total assets in foreign securities.

INVESTMENT RESULTS
The table on page 4 shows the Fund's performance compared to its benchmarks, the Standard & Poor's (S&P) 500 Stock Index, the S&P Healthcare Sector Composite and the Morgan Stanley Capital International (MSCI) World Health Care Index for the six- and 12-month periods ended June 30, 2004. We have also included performance for the Lipper Health/Biotechnology Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

For the six- and 12-month periods ended June 30, 2004, the Fund outperformed both the S&P Healthcare Sector Composite and the MSCI World Health Care Index (see page 4 for Fund and benchmark returns).

The Fund had superior performance relative to its benchmarks in all four major health care sectors: biotechnology, drugs, medical products and medical services. The Fund's outperformance was especially helped by its overweight positions in cardiac and orthopedic medical device companies, managed care and certain specialty pharmaceutical holdings. Relative performance was also aided by the Fund's underweight position in large capitalization pharmaceutical companies.

MARKET REVIEW AND INVESTMENT STRATEGY
Health care stocks outperformed the overall market in the six-month period ended June 30, 2004, as investors became more defensive in their investment outlook based on decelerating rather than accelerating economic activity and the beginning of a rise in interest rates. Health care stocks typically outperform in such an environment. In the 12-month period ended June 30,


ALLIANCEBERNSTEIN HEALTH CARE FUND   1
_______________________________________________________________________________


2004, the Fund trailed the S&P 500 Stock Index as economically sensitive stocks outperformed in the first half of the 12-month period.

With respect to the Fund's portfolio holdings, during the period under review we continued to overweight several areas due to superior earnings growth in these sectors. These areas included the biotechnology, cardiac and orthopedic based medical device companies, specialty pharmaceuticals and managed care.

Significant sectors of underweight positions were large capitalization pharmaceutical companies and more mature diversified medical products companies.

We believe the average earnings growth of the holdings in the Fund exceeded 20% in the six- and 12-month periods, and the average earnings growth of the largest 10 holdings in each period averaged 25%-30%.


2   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


HISTORICAL PERFORMANCE


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE
The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds).

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE
The unmanaged S&P 500 Stock Index, the unmanaged S&P Healthcare Sector Composite and the unmanaged MSCI World Health Care Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. The S&P Healthcare Sector Composite is a capitalization-weighted index of all of the stocks in the S&P 500 Stock Index that are involved in the business of health care-related products or services. The MSCI World Health Care Index is a capitalization-weighted index that monitors the performance of health care stocks from around the world. The Lipper Health/Biotechnology Funds Average reflects the performance of 194 funds for both the six- and 12-month periods ended June 30, 2004. The funds in the Lipper Health/Biotechnology Funds Average funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. Investors cannot invest directly in an index or average, and its results are not indicative of the performance of any specific investment, including the Fund.

A WORD ABOUT RISK
The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund concentrates its investments in the health care and health sciences industries and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. The Fund's investments in small- to mid-capitalization companies have capitalization risks and may be more volatile than investments in larger companies. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN HEALTH CARE FUND   3
_______________________________________________________________________________


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                                    Returns
PERIODS ENDED JUNE 30, 2004                           6 Months      12 Months
-------------------------------------------------------------------------------
AllianceBernstein Health Care Fund
  Class A                                               4.78%         12.15%
  Class B                                               4.47%         11.31%
  Class C                                               4.47%         11.30%
S&P 500 Stock Index                                     3.44%         19.10%
S&P Healthcare Sector Composite                         2.14%          5.59%
MSCI World Health Care Index                            2.72%         11.21%
Lipper Health/Biotechnology Funds Average               5.69%         16.26%


GROWTH OF A $10,000 INVESTMENT IN THE FUND
8/27/99* TO 6/30/04

AllianceBernstein Health Care Fund Class A: $11,206

S&P Healthcare Sector Composite: $10,482

S&P 500 Stock Index: $8,000

MSCI World Health Care Index: $10,442


   AllianceBernstein          MSCI World      S&P Healthcare     S&P 500 Stock
Health Care Fund Class A   Health Care Index     Composite       Index Sector
-------------------------------------------------------------------------------
          9575                  10000             10000             10000
         11873                  10891             11258              9590
         10793                  10190             10545              8169
          9502                   9007              9151              6700
          9993                   9389              9927              6717
         11206                  10442             10482              8000


Since inception of the Fund's Class A shares on 8/27/99.


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Health Care Fund Class A shares (from 8/27/99* to 6/30/04) as compared to the performance of appropriate indices.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2004

                        NAV Returns            SEC Returns
----------------------------------------------------------
CLASS A SHARES
1 Year                    12.15%                  7.39%
Since Inception*           3.30%                  2.39%
CLASS B SHARES
1 Year                    11.31%                  7.31%
Since Inception*           2.54%                  2.54%
CLASS C SHARES
1 Year                    11.30%                 10.30%
Since Inception*           2.56%                  2.56%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2004)

CLASS A SHARES
1 Year                                            7.39%
Since Inception*                                  2.39%
CLASS B SHARES
1 Year                                            7.31%
Since Inception*                                  2.54%
CLASS C SHARES
1 Year                                           10.30%
Since Inception*                                  2.56%


* Inception date: 8/27/99 for Class A, B and C shares.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN HEALTH CARE FUND   5
_______________________________________________________________________________


PORTFOLIO SUMMARY
June 30, 2004


INCEPTION DATES
Class A Shares
8/27/99
Class B Shares
8/27/99
Class C Shares
8/27/99


PORTFOLIO STATISTICS
Net Assets ($mil): $214.7


INDUSTRY BREAKDOWN*
40.7%     Drugs
20.0%     Medical Products
19.5%     Medical Services
18.5%     Biotechnology
 1.3%     Short-Term


* All data is as of June 30, 2004. The Fund's industry breakdown is expressed as a percentage of total investments and may vary over time.


6   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


TEN LARGEST HOLDINGS
June 30, 2004


                                          Percent of
Company                                  U.S. $ Value         Net Assets
------------------------------------------------------------------------
Pfizer, Inc.                            $ 22,835,348            10.6%
UnitedHealth Group, Inc.                  10,140,525             4.7
Stryker Corp.                              9,768,000             4.6
Genentech, Inc.                            9,580,976             4.5
Forest Laboratories, Inc.                  8,749,335             4.1
WellPoint Health Networks, Inc.            8,602,368             4.0
Health Management Associates, Inc.,
  Series A                                 8,445,614             3.9
Amgen, Inc.                                8,027,247             3.7
Anthem, Inc.                               7,961,884             3.7
Roche Holding AG                           7,727,902             3.6
                                       $ 101,839,199            47.4%


ALLIANCEBERNSTEIN HEALTH CARE FUND   7
_______________________________________________________________________________


PORTFOLIO OF INVESTMENTS
June 30, 2004


Company                                               Shares      U.S. $ Value
------------------------------------------------------------------------------
COMMON STOCKS-99.8%

France-2.6%
Sanofi-Synthelabo, SA                                 86,960      $  5,518,290
                                                                  ------------
Germany-2.2%
Altana AG                                             78,000         4,702,698
                                                                  ------------
India-1.8%
Ranbaxy Laboratories, Ltd. (GDR)                     192,906         3,815,681
                                                                  ------------
Israel-3.3%
Teva Pharmaceutical Industries, Ltd. (ADR)           105,440         7,095,058
                                                                  ------------
Japan-2.2%
Shionogi & Co., Ltd.                                 280,000         4,802,121
                                                                  ------------
Switzerland-10.8%
Alcon, Inc.                                           79,900         6,284,135
Nobel Biocare Holding AG                              23,135         3,621,628
Novartis AG                                          128,000         5,648,337
Roche Holding AG                                      78,030         7,727,902
                                                                  ------------
                                                                    23,282,002
                                                                  ------------
United Kingdom-1.2%
AstraZeneca Plc. (ADR)                                56,200         2,564,968
                                                                  ------------
United States-75.7%
Allergan, Inc.                                        84,800         7,591,296
Amgen, Inc.(a)                                       147,100         8,027,247
Anthem, Inc.(a)                                       88,900         7,961,884
Applera Corp.- Applied Biosystems Group              190,600         4,145,550
Biogen Idec, Inc.(a)                                  87,400         5,528,050
Boston Scientific Corp.(a)                           119,000         5,093,200
Cardinal Health, Inc.                                 42,000         2,942,100
Caremark Rx, Inc.(a)                                 131,400         4,328,316
Cephalon, Inc.(a)                                    122,500         6,615,000
Eli Lilly & Co.                                       53,100         3,712,221
Forest Laboratories, Inc.(a)                         154,500         8,749,335
Genentech, Inc.(a)                                   170,480         9,580,976
Gilead Sciences, Inc.(a)                              92,200         6,177,400
Health Management Associates, Inc., Series A         376,700         8,445,614
Johnson & Johnson                                     38,400         2,138,880
Medtronic, Inc.                                       45,700         2,226,504
Pfizer, Inc.                                         666,142        22,835,348
St. Jude Medical, Inc.(a)                             90,500         6,846,325
Stryker Corp.                                        177,600         9,768,000
UnitedHealth Group, Inc.                             162,900        10,140,525
WellPoint Health Networks, Inc.(a)                    76,800         8,602,368
Wyeth                                                 99,840         3,610,214
Zimmer Holdings, Inc.(a)                              84,000         7,408,800
                                                                  ------------
                                                                   162,475,153
                                                                  ------------


8   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


                                                   Principal
                                                      Amount
Company                                                 (000)     U.S. $ Value
------------------------------------------------------------------------------
Total Common Stocks
  (cost $152,582,160)                                             $214,255,971
                                                                  ------------
SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
HSBC Bank
  1.25%, 7/01/04
  (cost $2,800,000)                                   $ 2,800        2,800,000
                                                                  ------------
Total Investments-101.1%
  (cost $155,382,160)                                              217,055,971
Other assets less liabilities-(1.1%)                                (2,313,746)
                                                                  ------------
Net Assets-100%                                                   $214,742,225
                                                                  ------------


(a)  Non-income producing security.
     Glossary of terms:
     ADR-American Depositary Receipt
     GDR-Global Depositary Receipt
     See notes to financial statements.


ALLIANCEBERNSTEIN HEALTH CARE FUND   9
_______________________________________________________________________________


STATEMENT OF ASSETS & LIABILITIES
June 30, 2004

ASSETS
Investments in securities, at value (cost $155,382,160)       $217,055,971
Cash                                                                55,167
Receivable for capital stock sold                                  575,620
Dividends and interest receivable                                  123,944
                                                              ------------
Total assets                                                   217,810,702
                                                              ------------
LIABILITIES
Payable for investment securities purchased                      1,408,363
Payable for capital stock redeemed                               1,104,569
Distribution fee payable                                           143,407
Advisory fee payable                                               138,209
Transfer agent fee payable                                          54,375
Accrued expenses                                                   219,554
                                                              ------------
Total liabilities                                                3,068,477
                                                              ------------
Net Assets                                                    $214,742,225
                                                              ------------
COMPOSITION OF NET ASSETS
Capital stock, at par                                              $18,908
Additional paid-in capital                                     213,525,323
Accumulated net investment loss                                    (35,165)
Accumulated net realized loss on investment
  and foreign currency transactions                            (60,450,916)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities           61,684,075
                                                              ------------
                                                              $214,742,225
                                                              ------------
CALCULATION OF MAXIMUM OFFERING PRICE
CLASS A SHARES
Net asset value and redemption price per share
  ($55,079,030/4,734,296 shares of capital stock
  issued and outstanding)                                           $11.63
Sales charge--4.25% of public offering price                           .52
                                                                    ------
Maximum offering price                                              $12.15
                                                                    ------
CLASS B SHARES
Net asset value and offering price per share
  ($119,260,166/10,626,587 shares of capital stock
  issued and outstanding)                                           $11.22
                                                                    ------
CLASS C SHARES
Net asset value and offering price per share
  ($30,697,786/2,732,397 shares of capital stock
  issued and outstanding)                                           $11.23
                                                                    ------
ADVISOR CLASS SHARES
Net asset value, redemption and offering price per share
  ($9,705,243/814,903 shares of capital stock
  issued and outstanding)                                           $11.91
                                                                    ------


See notes to financial statements.


10   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


STATEMENT OF OPERATIONS
Year Ended June 30, 2004


INVESTMENT INCOME
Dividends (net of foreign taxes withheld of
$74,804)                                        $  1,648,659
Interest                                              13,795   $  1,662,454
                                                ------------
EXPENSES
Advisory fee                                       2,120,333
Distribution fee--Class A                            164,197
Distribution fee--Class B                          1,269,325
Distribution fee--Class C                            323,221
Transfer agency                                    1,023,908
Custodian                                            149,828
Printing                                             111,050
Administrative                                       110,500
Audit and legal                                      109,746
Registration                                          66,573
Directors' fees                                       22,356
Miscellaneous                                         12,538
                                                ------------
Total expenses                                     5,483,575
Less: expenses waived and reimbursed
  by the Adviser and the Transfer Agent
  (see Note B)                                      (257,957)
Less: expenses offset arrangement
  (see Note B)                                           (17)
                                                ------------
Net expenses                                                      5,225,601
                                                               ------------
Net investment loss                                              (3,563,147)
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                           364,788
  Foreign currency transactions                                    (103,918)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                    27,359,196
  Foreign currency denominated assets
    and liabilities                                                     247
                                                               ------------
Net gain on investment and foreign
  currency transactions                                          27,620,313
                                                               ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                   $ 24,057,166
                                                               ------------


See notes to financial statements.


ALLIANCEBERNSTEIN HEALTH CARE FUND   11
_______________________________________________________________________________


STATEMENT OF CHANGES IN NET ASSETS


                                                  Year Ended     Year Ended
                                                     June 30,       June 30,
                                                        2004           2003
----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss                            $ (3,563,147)   $ (3,843,379)
Net realized gain (loss) on investment and
  foreign currency transactions                      260,870    (29,618,074)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities              27,359,443     40,189,527
                                               -------------   ------------
Net increase in net assets from
  operations                                      24,057,166      6,728,074
CAPITAL STOCK TRANSACTIONS
Net decrease                                     (43,735,692)   (48,432,585)
                                               -------------   ------------
Total decrease                                   (19,678,526)   (41,704,511)
NET ASSETS
Beginning of period                              234,420,751    276,125,262
                                               -------------   ------------
End of period (including accumulated
  net investment loss of ($35,165) and
  ($28,645), respectively)                      $214,742,225   $234,420,751
                                               -------------   ------------


See notes to financial statements.


12   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


NOTES TO FINANCIAL STATEMENTS
June 30, 2004


NOTE A
SIGNIFICANT ACCOUNTING POLICIES
AllianceBernstein Health Care Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1999 and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than


ALLIANCEBERNSTEIN HEALTH CARE FUND   13
_______________________________________________________________________________


one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.


14   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short term securities as adjustments to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .95% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the average daily net assets of the Fund. For the six months ended June 30, 2004, such waiver amounted to $220,391. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney


ALLIANCEBERNSTEIN HEALTH CARE FUND   15
_______________________________________________________________________________


General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $110,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2004.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $683,995 for the year ended June 30, 2004. During the period, AGISvoluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $37,566.

For the year ended June 30, 2004, the Fund's expenses were reduced by $17 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,272 from the sales of Class A shares and received $3,144, $89,001 and $190 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2004.

Brokerage commissions paid on investment transactions for the year ended June 30, 2004, amounted to $253,598, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,232,849 and $869,415 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement


16   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2004, were as follows:

                                            Purchases               Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)              $76,173,043          $123,987,171
U.S. government securities                          -0-                   -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                            $155,528,989
                                                                ------------
Gross unrealized appreciation                                   $ 64,867,458
Gross unrealized depreciation                                     (3,340,476)
                                                                ------------
Net unrealized appreciation                                     $ 61,526,982
                                                                ------------

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund may enter into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.


ALLIANCEBERNSTEIN HEALTH CARE FUND   17
_______________________________________________________________________________


NOTE E
CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    Year Ended       Year Ended    Year Ended      Year Ended
                       June 30,       June 30,      June 30,        June 30,
                         2004            2003         2004            2003
                     ------------  ------------  --------------  --------------
Shares sold            1,024,968     2,375,315     $11,340,209     $22,137,849
Shares converted
  from Class B           163,225       143,805       1,809,049       1,361,023
Shares redeemed       (1,859,692)   (3,601,044)    (20,355,448)    (33,405,730)
NET DECREASE            (671,499)   (1,081,924)    $(7,206,190)    $(9,906,858)
CLASS B
Shares sold              945,287     1,252,125     $10,180,395     $11,573,484
Shares converted
  to Class A            (158,542)     (145,054)     (1,809,049)     (1,361,023)
Shares redeemed       (3,539,692)   (4,637,897)    (37,409,957)    (41,867,048)
NET DECREASE          (2,752,947)   (3,530,826)   $(29,038,611)   $(31,654,587)
CLASS C
Shares sold              308,806       471,153      $3,298,748      $4,378,298
Shares redeemed         (975,248)   (1,342,772)    (10,329,987)    (12,135,591)
NET DECREASE            (666,442)     (871,619)    $(7,031,239)    $(7,757,293)
ADVISOR CLASS
Shares sold              290,746       559,732      $3,357,917      $5,194,711
Shares redeemed         (338,952)     (448,653)     (3,817,569)     (4,308,558)
NET INCREASE
  (DECREASE)             (48,206)      111,079       $(459,652)       $886,153


NOTE F
RISKS INVOLVED IN INVESTING IN THE FUND
Concentration of Risk--Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.


18   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
JOINT CREDIT FACILITY
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2004.

NOTE H
COMPONENTS OF ACCUMULATED EARNINGS (DEFICIT)
As of June 30, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses       $(60,339,252)
Unrealized appreciation (depreciation)       61,537,246
                                           ------------
Total accumulated earnings (deficit)         $1,197,994
                                           ------------

(a) On June 30, 2004, the Fund had a net capital loss carryforward of $60,304,087, of which $23,985,694 expires in the year 2010, $20,383,612 expires in the year 2011 and $15,934,781 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended June 30, 2004, the Fund deferred to July 1, 2004, post-October currency losses of $34,465.


During the current fiscal year, permanent differences, primarily due to foreign currency losses and a net investment loss, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions, a net decrease in accumulated net investment loss and a corresponding net decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I
LEGAL PROCEEDINGS
As has been previously reported in the press, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been con-


ALLIANCEBERNSTEIN HEALTH CARE FUND   19
_______________________________________________________________________________


ducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


20   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN HEALTH CARE FUND   21
_______________________________________________________________________________


FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                                                              August 27,
                                                            Year Ended June 30,               1999(a) to
                                            --------------------------------------------------  June 30,
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.37        $9.86       $11.20       $12.40       $10.00
INCOME FROM INVESTMENT
OPERATIONS
Net investment loss(b)                          (.12)(c)     (.10)        (.12)        (.11)        (.06)(d)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.38          .61        (1.22)       (1.00)        2.46
Net increase (decrease) in
  net asset value from
  operations                                    1.26          .51        (1.34)       (1.11)        2.40
LESS: DISTRIBUTIONS
Distributions from net
  realized gain on investment
  and foreign currency
  transactions                                    -0-          -0-          -0-        (.08)          -0-
Distributions in excess of
  net realized gain on
  investment and foreign
  currency transactions                           -0-          -0-          -0-        (.01)          -0-
Total distributions                               -0-          -0-          -0-        (.09)          -0-
Net asset value,
  end of period                               $11.63       $10.37        $9.86       $11.20       $12.40
TOTAL RETURN
Total investment return based
  on net asset value(e)                        12.15%        5.17%      (11.96)%      (9.10)%      24.00%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $55,079      $56,077      $63,973      $76,827      $55,412
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.82%        2.06%        1.85%        1.73%        1.92%(f)
  Expenses, before waivers/
    reimbursements                              1.93%        2.06%        1.85%        1.73%        1.96%(f)
  Net investment loss                          (1.07)%(c)   (1.12)%      (1.13)%       (.90)%       (.67)%(d)(f)
Portfolio turnover rate                           34%           8%           9%           8%          26%


See footnote summary on page 26.


22   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                                              August 27,
                                                            Year Ended June 30,               1999(a) to
                                            --------------------------------------------------  June 30,
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.08        $9.66       $11.05       $12.33       $10.00
INCOME FROM INVESTMENT
OPERATIONS
Net investment loss(b)                          (.19)(c)     (.17)        (.20)        (.19)        (.13)(d)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.33          .59        (1.19)       (1.00)        2.46
Net increase (decrease) in
  net asset value from
  operations                                    1.14          .42        (1.39)       (1.19)        2.33
LESS: DISTRIBUTIONS
Distributions from net
  realized gain on investment
  and foreign currency
  transactions                                    -0-          -0-          -0-        (.08)          -0-
Distributions in excess of
  net realized gain on
  investment and foreign
  currency transactions                           -0-          -0-          -0-        (.01)          -0-
Total distributions                               -0-          -0-          -0-        (.09)          -0-
Net asset value,
  end of period                               $11.22       $10.08        $9.66       $11.05       $12.33
TOTAL RETURN
Total investment return based
  on net asset value(e)                        11.31%        4.35%      (12.58)%      (9.81)%      23.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $119,260     $134,907     $163,340     $203,620     $144,659
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.58%        2.82%        2.60%        2.46%        2.64%(f)
  Expenses, before waivers/
    reimbursements                              2.69%        2.82%        2.60%        2.46%        2.67%(f)
  Net investment loss                          (1.83)%(c)   (1.88)%      (1.87)%      (1.63)%      (1.40)%(d)(f)
Portfolio turnover rate                           34%           8%           9%           8%          26%


See footnote summary on page 26.


ALLIANCEBERNSTEIN HEALTH CARE FUND   23
_______________________________________________________________________________

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                                               August 27,
                                                            Year Ended June 30,               1999(a) to
                                            --------------------------------------------------  June 30,
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.09        $9.66       $11.05       $12.33       $10.00
INCOME FROM INVESTMENT
OPERATIONS
Net investment loss(b)                          (.19)(c)     (.17)        (.20)        (.19)        (.12)(d)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.33          .60        (1.19)       (1.00)        2.45
Net increase (decrease) in
  net asset value from
  operations                                    1.14          .43        (1.39)       (1.19)        2.33
LESS: DISTRIBUTIONS
Distributions from net
  realized gain on investment
  and foreign currency
  transactions                                    -0-          -0-          -0-        (.08)          -0-
Distributions in excess of
  net realized gain on
  investment and foreign
  currency transactions                           -0-          -0-          -0-        (.01)          -0-
Total distributions                               -0-          -0-          -0-        (.09)          -0-
Net asset value,
  end of period                               $11.23       $10.09        $9.66       $11.05       $12.33
TOTAL RETURN
Total investment return based
  on net asset value(e)                        11.30%        4.45%      (12.58)%      (9.81)%      23.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $30,698      $34,298      $41,268      $57,405      $44,582
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.55%        2.80%        2.57%        2.44%        2.63%(f)
  Expenses, before waivers/
    reimbursements                              2.66%        2.80%        2.57%        2.44%        2.67%(f)
  Net investment loss                          (1.80)%(c)   (1.85)%      (1.84)%      (1.60)%      (1.38)%(d)(f)
Portfolio turnover rate                           34%           8%           9%           8%          26%


See footnote summary on page 26.


24   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     ADVISOR CLASS
                                            -----------------------------------------------------------------
                                                                                              August 27,
                                                            Year Ended June 30,               1999(a) to
                                            --------------------------------------------------  June 30,
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $10.59       $10.03       $11.36       $12.54       $10.00
INCOME FROM INVESTMENT
OPERATIONS
Net investment loss(b)                          (.08)(c)     (.08)        (.09)        (.07)        (.03)(d)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.40          .64        (1.24)       (1.02)        2.57
Net increase (decrease) in
  net asset value from
  operations                                    1.32          .56        (1.33)       (1.09)        2.54
LESS: DISTRIBUTIONS
Distributions from net
  realized gain on investment
  and foreign currency
  transactions                                    -0-          -0-          -0-        (.08)          -0-
Distributions in excess of
  net realized gain on
  investment and foreign
  currency transactions                           -0-          -0-          -0-        (.01)          -0-
Total distributions                               -0-          -0-          -0-        (.09)          -0-
Net asset value,
  end of period                               $11.91       $10.59       $10.03       $11.36       $12.54
TOTAL RETURN
Total investment return based
  on net asset value(e)                        12.47%        5.58%      (11.71)%      (8.84)%      25.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $9,705       $9,139       $7,544       $7,518       $6,184
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.51%        1.77%        1.57%        1.42%        1.61%(f)
  Expenses, before waivers/
    reimbursements                              1.62%        1.77%        1.57%        1.42%        1.65%(f)
  Net investment loss                           (.75)%(c)    (.81)%       (.83)%       (.59)%       (.36)%(d)(f)
Portfolio turnover rate                           34%           8%           9%           8%          26%


See footnote summary on page 26.


ALLIANCEBERNSTEIN HEALTH CARE FUND   25
_______________________________________________________________________________


(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Net of expenses waived and reimbursed by the Adviser and the Transfer Agent.

(d) Net of expenses waived and reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) Annualized.


26   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of AllianceBernstein Health Care Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Health Care Fund, Inc. (the "Fund") at June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of four years in the period then ended and for the period August 27, 1999 (commencement of operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 20, 2004


ALLIANCEBERNSTEIN HEALTH CARE FUND   27
_______________________________________________________________________________


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Norman M. Fidel(2), Senior Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Matthew Murray, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


CUSTODIAN

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661


PRINCIPAL UNDERWRITER

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT

ALLIANCE GLOBAL INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017


LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee and Nominating Committee.

(2) Mr. Fidel is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


28   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


MANAGEMENT OF THE FUND


BOARD OF DIRECTORS INFORMATION
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                              PRINCIPAL                          IN FUND              OTHER
NAME, AGE OF DIRECTOR,                      OCCUPATION(S)                        COMPLEX           DIRECTORSHIP
       ADDRESS                               DURING PAST                       OVERSEEN BY           HELD BY
 (YEARS OF SERVICE*)                           5 YEARS                           DIRECTOR            DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#+             Investment Adviser and an                     113               None
71,                                   independent consultant. He
2 Sound View Drive,                   was formerly Senior Manager
Suite 100,                            of Barrett Associates, Inc.,
Greenwich, CT 06830 (4)               a registered investment adviser,
Chairman of the Board                 with which he had been
                                      associated since prior to 1999.
                                      He was formerly Deputy
                                      Comptroller of the State of New
                                      York and, prior thereto, Chief
                                      Investment Officer of the New
                                      York Bank for Savings.

Ruth Block,#+ 73,                    Formerly Executive Vice President              94               None
500 S.E. Mizner Blvd.,                and Chief Insurance Officer of
Boca Raton, FL 33432 (4)              The Equitable Life Assurance
                                      Society of the United States;
                                      Chairman and Chief Executive
                                      Officer of Evlico; a Director of
                                      Avon, BP (oil and gas), Ecolab
                                      Incorporated (specialty chemi-
                                      cals), Tandem Financial Group
                                      and Donaldson, Lufkin & Jenrette
                                      Securities Corporation; former
                                      Governor at Large, National
                                      Association of Securities
                                      Dealers, Inc.

David H. Dievler,#+ 74,              Independent consultant. Until                  98               None
P.O. Box 167,                         December 1994 he was
Spring Lake, NJ 07762 (4)             Senior Vice President of
                                      Alliance Capital Management
                                      Corporation ("ACMC") responsi-
                                      ble for mutual fund administra-
                                      tion. Prior to joining ACMC in
                                      1984 he was Chief Financial
                                      Officer of Eberstadt Asset
                                      Management since 1968. Prior to
                                      that he was a Senior Manager at
                                      Price Waterhouse & Co. Member
                                      of American Institute of Certified
                                      Public Accountants since 1953.



ALLIANCEBERNSTEIN HEALTH CARE FUND   29
_______________________________________________________________________________


                                                                                PORTFOLIOS
                                              PRINCIPAL                          IN FUND              OTHER
NAME, AGE OF DIRECTOR,                      OCCUPATION(S)                        COMPLEX           DIRECTORSHIP
       ADDRESS                               DURING PAST                       OVERSEEN BY           HELD BY
 (YEARS OF SERVICE*)                           5 YEARS                           DIRECTOR            DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#+ 62,                 Consultant. Formerly President                 96               None
P.O. Box 12,                          of Save Venice, Inc.
Annandale, NY 12504 (4)               (preservation organization)
                                      from 2001-2002, Senior Advisor
                                      from June 1999-June 2000 and
                                      President of Historic Hudson
                                      Valley (historic preservation) from
                                      December 1989-May 1999.
                                      Previously, Director of the
                                      National Academy of Design and
                                      during 1988-1992, Director and
                                      Chairman of the Audit Committee
                                      of ACMC.

Clifford L. Michel,#+ 64,             Senior Counsel to the law firm of              96               Placer
15 St. Bernard's Road,                Cahill Gordon & Reindel since                                   Dome, Inc.
Gladstone, NJ 07934 (4)               February 2001 and a partner of
                                      that firm for more than twenty-five
                                      years prior thereto. He is
                                      President and Chief Executive
                                      Officer of Wenonah Development
                                      Company (investments) and a
                                      Director of Placer Dome, Inc.
                                      (mining).

Donald J. Robinson,#+69,              Senior Counsel to the law firm of              96               None
98 Hell's Peak Road,                  Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161 (4)                  since prior to 1999. Formerly a
                                      senior partner and a member of
                                      the Executive Committee of that
                                      firm. He was also a member and
                                      Chairman of the Municipal
                                      Securities Rulemaking Board and
                                      a Trustee of the Museum of the
                                      City of New York.


INTERESTED DIRECTOR

Marc O. Mayer,** 46,                  Executive Vice President of                    66               None
1345 Avenue of the                    ACMC since 2001; prior thereto,
Americas,                             Chief Executive Officer of
New York, NY 10105                    Sanford C. Bernstein & Co., LLC
(Elected on                           ("SCB & Co.") and its predecessor
November 18, 2003)                    since prior to 1999.


* There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.

# Member of the Audit Committee.

+ Member of the Nominating Committee.


30   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


OFFICER INFORMATION

Certain information concerning the Fund's Officers is set forth below.

      NAME,                        PRINCIPAL POSITION(S)              PRINCIPAL OCCUPATION
ADDRESS* AND AGE                      HELD WITH FUND                  DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                     President                       See biography above.

Norman M. Fidel, 58                   Senior Vice President           Senior Vice President of ACMC,**
                                                                      with which he has been associated
                                                                      since prior to 1999.

Thomas J. Bardong, 59                 Vice President                  Senior Vice President of Alliance Capital
                                                                      Management Corporation ("ACMC"),**
                                                                      with which he has been associated
                                                                      since prior to 1999.

Russell Brody, 37                     Vice President                  Vice President of ACMC,** with which
                                                                      he has been associated since prior to
                                                                      1999.

Matthew Murray, 37                    Vice President                  Vice President of ACMC,** with which
                                                                      he has been associated since 1999.
                                                                      Prior thereto he was a biotechnology
                                                                      analyst at Lehman Brothers since prior
                                                                      to 1999.

Mark R. Manley, 41                    Secretary                       Senior Vice President and Acting Chief
                                                                      Compliance Officer of ACMC,** with
                                                                      which he has been associated since
                                                                      prior to 1999.

Mark D. Gersten, 53                   Treasurer and Chief             Senior Vice President of Alliance Global
                                      Financial Officer               Investor Fund, Inc. ("AGIS")** and Vice
                                                                      President of AllianceBernstein
                                                                      Investment Research Management, Inc.
                                                                      ("ABIRM"),** with which he has been
                                                                      associated since prior to 1999.

Vincent S. Noto, 39                   Controller and Chief            Vice President of AGIS**, with which he
                                      Accounting Officer              has been associated since prior to
                                                                      1999.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN HEALTH CARE FUND   31
_______________________________________________________________________________


ALLIANCEBERNSTEIN FAMILY OF FUNDS


WEALTH STRATEGIES FUNDS
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**


BLENDED STYLE FUNDS
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio


GROWTH FUNDS

DOMESTIC
Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

GLOBAL & INTERNATIONAL
All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

SELECT INVESTOR SERIES
Biotechnology Portfolio
Premier Portfolio
Technology Portfolio


VALUE FUNDS

DOMESTIC
Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

GLOBAL & INTERNATIONAL
Global Value Fund
International Value Fund


TAXABLE BOND FUNDS
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio


MUNICIPAL BOND FUNDS
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia


INTERMEDIATE MUNICIPAL BOND FUNDS
Intermediate California
Intermediate Diversified
Intermediate New York


CLOSED-END FUNDS
All-Market Advantage Fund
ACM Income Fund
ACMGovernment Opportunity Fund
ACMManaged Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.


* Formerly Growth Investors Fund.

** Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


32   ALLIANCEBERNSTEIN HEALTH CARE FUND
_______________________________________________________________________________


ALLIANCEBERNSTEIN HEALTH CARE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


HCFAR0604



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

       The following table sets forth the aggregate fees billed by the independent auditor, PricewaterhouseCoopers LLP, for AllianceBernstein Health Care Fund's (the "Fund" or "Portfolio") last two fiscal years for professional services rendered for: (i) the audit of the Portfolio's annual financial statements included in the Portfolio's annual report to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Portfolio's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Portfolio, the Portfolio's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Portfolio ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Portfolio during this period.




                                                           All Fees for
                                                         Non-Audit Services
                                                          Provided to the
                                                           Portfolio, the
                                                               Adviser
                         Audit-Related                       and Service
         Audit Fees       Fees (a) (b)      Tax Fees      Affiliates(a) (b)
         ----------      -------------      --------     ------------------
   2003:  $35,000           $7,250          $16,000         $1,190,923
   2004:  $39,000           $6,215          $16,050         $1,104,557


(a) Includes SAS 70 fees and professional services fees for multiple class testing of $3,100 and $1,350, respectively, for the year ended 2003, which were paid to Ernst & Young.

(b) Includes SAS 70 fees and professional services fees for multiple class testing of $3,255 and $1,400, respectively, for the year ended 2004, which were paid to Ernst & Young.

       Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Portfolio by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of a Portfolio. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2004 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Portfolio, that were subject to pre-approval by the Audit Committee for 2004 were as follows:

                          Non-Audit Services Pre-Approved
                              by the Audit Committee
                          -------------------------------
                           Audit
                          Related       Tax
                          Fees (a)     Fees      Total(a)
                          --------    -------    --------
                          $252,960    $16,050    $269,010


(a) Includes SAS 70 fees and professional services fees for multiple class testing of $3,255 & $1,400, respectively, for the year ended 2004, which were paid to Ernst & Young.

The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Form N-CSR requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On March 17, 2004 the Fund adopted procedures, effective April 1, 2004, by which shareholders may recommend nominees to the Fund's Board of Directors. Prior thereto, the Fund's Board did not accept shareholder recommendations for nominees to the Fund's Board.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.        DESCRIPTION OF EXHIBIT
       -----------        ----------------------
       11 (a) (1)         Code of ethics that is subject to the disclosure of
                          Item 2 hereof

       11 (b) (1)         Certification of Principal Executive Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002

       11 (b) (2)         Certification of Principal Financial Officer Pursuant
                          to Section 302 of the Sarbanes-Oxley Act of 2002

       11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Health Care Fund, Inc.

By:   /s/ Marc O. Mayer
      -------------------
      Marc O. Mayer
      President

Date: August 30, 2004
      -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -------------------
      Marc O. Mayer
      President

Date: August 30, 2004
      -------------------

By:   /s/ Marc O. Mayer
      -------------------
      Mark D. Gersten
      Treasurer and Chief Financial Officer

Date: August 30, 2004
      -------------------